UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Definitive)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

WE ARE NOT ASKING FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND A PROXY

THE TRANSACTION DISCUSSED IN THIS INFORMATION STATEMENT

IS BEING PROVIDED FOR INFORMATIONAL PURPOSES ONLY

SHIFTPIXY, INC.

4101 NW 25th Street,

Miami, FL 33142

INFORMATION STATEMENT

(Definitive)

Notice of Action Taken Without a Shareholders’ Meeting

By Written Consent of Shareholders

General Information

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished via mailing on or about September 24, 2024, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of record on the record date of September  10, 2024 (the “Record Date”), of the common stock, par value $0.0001 per share (the “Common Stock”), of ShiftPixy, Inc., a Wyoming corporation (“ShiftPixy” or the “Company”), to notify such Stockholders that: (A) on September 4, 2024, the Company received written consents in lieu of a meeting of our Company’s Board of Directors (the “Board”), and on September 6, 2024, the Company received written consent in lieu of a meeting of stockholders from the holder of approximately 63.33% of the total issued and outstanding shares of voting securities of the Company, in each instance approving such actions as are necessary for the Company to proceed to, and the Company accordingly intends to, issue a special grant of a Conditional Option for Shares of Preferred Class A Stock of the Company to the  Company’s Majority Stockholder (the “Special Grant”), the terms of which are detailed in Annex A, attached hereto and incorporated herein by reference,

Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions described in this Notice can be taken no sooner than 20 calendar days after the accompanying Information Statement is first sent or given to the Company’s stockholders.

This Information Statement shall be also considered the notice to Stockholders as required under Section 17-16-704(e) of the Wyoming Business Corporation Act.

Please review the Information Statement included with this Notice for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

There is no need for a meeting of stockholders to approve this action. Section 17-16-704(b) of the Wyoming Business Corporation Act as well as other applicable law and Article VII of our Amended and Restated Articles of Incorporation and Article II, Section 11 of the Company’s Bylaws provide that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is accordingly circulated to advise the shareholders of actions already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent: We will furnish a copy of this Information Statement, without charge, to any shareholder upon written request to the following address: 4101 NW 25th Street, Miami FL 33142, Attention: Legal Department.

By Order of the Board of Directors,
September 19, 2024
/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer and Chairman

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SHIFTPIXY, INC.

13450 W Sunrise Blvd, Suite 650

Sunrise FL 33323

INFORMATION STATEMENT

(Definitive)

September 19, 2024

Notice of Action Taken Without a Shareholders Meeting

This Information Statement is being provided to you by the

Board of Directors of ShiftPixy, Inc.

WE ARE NOT ASKING FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND A PROXY

This Information Statement and the Notice of Action Taken Without a Shareholders’ Meeting (jointly, the “Information Statement”) is furnished via mailing on or about September 24, 2024, by the Board of Directors (the “Board”) of ShiftPixy, Inc. (“we,” “us,” or “our”), a Wyoming corporation, to the holders of our common stock, par value $0.0001 per share (the “Common Stock”) to provide information with respect to actions taken on September 6,  2024, by the written consent of the shareholder who holds a majority of our outstanding shares of Common Stock (the “Majority Stockholder”). In order to eliminate the costs involved in holding a special meeting of our stockholders, the Board voted to utilize the written consent of the Majority Stockholder. This Information Statement is accordingly circulated to advise the shareholders of action already approved by written consent of the Majority Stockholder.

On September 4, 2024, our Board, acting pursuant to authority granted by Section 17-16-821 of the Wyoming Business Corporation Act as well as other applicable laws, and Article III, Section 7, of the Bylaws of the Company, and on September 6, 2024, the Majority Stockholder, who holds 63.3% of our outstanding shares of common stock, and thereby 63.3% of our outstanding Votes (as defined below) as of the date of the action, acting pursuant to authority granted by Section 17-16-704(b) of the Wyoming Business Corporation Act as well as other applicable law and Article VII of our Amended and Restated Articles of Incorporation, signed written consents approving the Company’s action to issue a special grant of a Conditional Option for Shares of Preferred Class A Stock of the Company to the Majority Stockholder (the “Special Grant”) the terms of which are detailed in Annex A, attached hereto and incorporated herein by reference.

Accordingly, the Special Grant has been approved, and neither a meeting of our shareholders nor additional written consents are necessary in connection with such action.

The primary reasons that we are executing the Special Grant are to (a) compensate the Majority Shareholder for actions taken to benefit the Company at the personal expense of the Majority Shareholder, and (b) enable a future recapitalization of the Company, if necessary.

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Currently, we have authorized 750,000,000 shares of our Common Stock of which 7,500,686 shares of our Common Stock are issued and outstanding. Following the issuance of the Special Grant, we will continue to have the same number of authorized shares as well as the same number of issued and outstanding shares of our Common Stock.

On August 14, 2024, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders of record as of the close of business on July 24, 2024, voted to adopt and approve an amendment to our Amended and Restated Articles of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20) at any time prior to the one-year anniversary date of the Special Meeting, which the exact ratio to be determined by the Board of Directors without further approval or authorization of our stockholders.

On September 4, 2024, our Board of Directors determined that the most efficacious ratio for purpose of a reverse stock split, given various assumptions and indication from the Company’s majority shareholder, is one for fifteen (1:15).

Following the contemplated Reverse Stock Split, while we will still have 750,000,000 shares of common stock authorized, we will only have 500,046 shares of our Common Stock issued and outstanding. In addition, following the reverse stock split, if the option that is the subject of the Special Grant becomes exercisable, then as exercised, the number of shares issued and outstanding would be increased by the number of shares of Common Stock into which the shares of Preferred Class A Stock are converted (the “Special Grant Shares”). If all of the 5,302,277 Special Grant Shares were acquired by the Majority Stockholder in connection with his exercise of the option afforded pursuant to the Special Grant, then we would have 5,802,323 shares of our Common Stock issued and outstanding. The ratio of the Special Grant Shares to the number of shares issued and outstanding prior to the exercise of the option that is the subject of the Special Grant would be determined by the total number of shares issued and outstanding following the subject reverse stock split. If all of the 5,302,277 Special Grant Shares were acquired by the Majority Stockholder in connection with his exercise of the option afforded pursuant to the Special Grant, then the Special Grant Shares would constitute 91.4% of the total shares issued and outstanding of 5,802,323.

BACKGROUND AND REASONS FOR THE SPECIAL GRANT AND SHAREHOLDER APPROVAL

Background and Reasons for the Issuance

In order to effectuate the one for twenty-four (1-for-24) reverse stock split in October of 2023, the Company determined that it would be necessary for the Company’s Majority Shareholder to donate approximately 100% of his shares of the Company’s Common Stock to charitable organizations in advance of the reverse split. The Company had previously determined that the subject reverse stock split was necessary to enable the Company to regain compliance with two of Nasdaq’s standards for continued listing. Adopting the recommendation of the Company, the Majority Shareholder donated a total of 8,608,125 shares to a number of public charitable organizations. Following the Majority Shareholder’s donation and the reverse stock split, the Company, indeed, regained compliance with both of the subject Nasdaq standards and thereby maintained its listing with Nasdaq. In addition, the Company secured financing that it would not otherwise have been able to secure. Thus, the actions of the Majority Shareholder in effecting the donation of a substantial portion of his shares of the Company’s Common Stock proved to be a useful mechanism for the Company to assure its compliance with the continued listing requirements and secure necessary financing.

Notwithstanding the actions of the Company’s Majority Shareholder, the Company has not, to date, taken any action to compensate the Majority Shareholder for his actions so taken. In this regard, the Board of Directors determined that some form of compensation was warranted and may also be necessary to enable the Company to improve its market capitalization following any necessary reverse stock split in order for the Company to continue to access financing that may be necessary for the Company’s ongoing operations. In this regard, the Board and the Company’s management regularly evaluate the Company’s liquidity and capital resources, including potential equity transactions to enable and drive its growth and expand its offering to more clients across the country. When the Company’s capital resources become depleted, the Company typically endeavors to secure such additional capital as is determined necessary to accomplish its objectives. However, when the price for the Company’s Common Stock declines, the market capitalization of the Company collaterally declines, and the Company’s access to capital becomes more challenging. Accordingly, the Company has historically taken action, when the price per share of the Company’s Common Stock has significantly declined, to effectuate a reverse stock split, followed by an action that effectively increases the Company’s market capitalization through the issuance of additional shares of the Company’s Common Stock. In the past, following two distinct reverse stock splits, the Company’s Majority Shareholder has exercised options for shares of the Company’s Preferred Class A stock and thereupon converted such shares to shares of the Company’s Common Stock, which had the effect of improving the Company’s market capitalization and thereby reinvigorating the Company’s access to additional capital.

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Presently, the Majority Shareholder does not have any additional options for Preferred Stock, so the Board determined to take action to issue the Special Grant both to compensate the Majority Shareholder for his prior actions and also to position the Company to secure additional financing following the Company’s next succeeding reverse stock split.

Shareholder Approval

Because the Common Stock is listed on The Nasdaq Capital Market, we are subject to Nasdaq rules and regulations. Section 5635(d) of the Nasdaq Listing Rules requires shareholder approval prior to a 20% Issuance (a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock or securities convertible into or exercisable for common stock, which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance) at a price that is less than the Minimum Price (which is a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

In addition, Section 17-16-621 of the Wyoming Statutes provides that an issuance of shares or other securities convertible into or rights exercisable for shares, in a transaction or a series of integrated transactions, requires approval of the shareholders if the securities are issued for consideration other than cash and the voting power of shares that are issued and issuable as a result of the transaction will comprise more than 20% of the voting power of the shares of the corporation that were outstanding immediately before the transaction.

In the event the Company were to effectuate a reverse stock split, the securities offered in the Special Grant could constitute, collectively, substantially greater than 20% of the voting power outstanding before the issuance of the Special Grant. The nature and scope of any dilution to the voting power is dependent in part on the number of shares that are issued and outstanding prior to the exercise of the option. See “Possible Effects of the Special Grant—Dilution,” hereinbelow, for additional information. Accordingly, the Majority Stockholder was asked to approve the Special Grant.

Actions Authorized by a Voting Majority But Not Yet Effective

On September 4, 2024, our Board of Directors and on September 6, 2024, our Majority Stockholder authorized by written consent the proposed issuance of the Special Grant, the terms of which are detailed in Annex A, attached hereto and incorporated herein by reference.

This action shall be effective at least 20 days after the distribution of this Information Statement and the delivery of timely notice to Nasdaq and our Stockholders. However, the issuance of the Special Grant provides only conditional rights. The Special Grant will become effective for our Majority Stockholder only to the extent provided in the terms of the Special Grant.

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 Voting Securities; Board and Consenting Shareholders

As of September 10, 2024, our authorized capitalization consisted of 750,000,000 shares of Common Stock, of which 7,500,686 shares of Common Stock are issued and outstanding. Accordingly, the following “Votes” are outstanding:

Votes attributed to Common Stock:	7,500,686
Total Votes:	7,500,686

On September 4, 2024, our Board, acting pursuant to authority granted by Section 17-16-821 of the Wyoming Business Corporation Act as well as other applicable law, and Article III, Section 7, of the Bylaws of the Company, signed written consents approving the Company’s action to issue the Special Grant. The Majority Shareholder, though a director, abstained from the action of the Board.  Section 17-16-704(b) of the Wyoming Business Corporation Act provides that if a company’s articles of incorporation so authorizes, the written consent of the holders of the issued and outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be utilized in order to authorize or take such action in lieu of a meeting. Article VII of the Amended and Restated Articles of Incorporation of the Company permits such action by written consent of the shareholders. To eliminate the costs and management time involved in obtaining proxies and in order to effect the above action as early as possible to accomplish the purposes herein described, the Board elected to seek the written consent of the Majority Stockholder to issue the Special Grant.

As of September 10, 2024, we had 7,500,686 Votes outstanding, and the following consenting shareholder and holder of Votes (the “Majority Voter”) who has 63.33% of our outstanding Votes, consented in writing to the Special Grant:

Shareholder	Votes	Percentage
Scott W. Absher	4,750,277	63.33%
Total	4,750,277	63.33%

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL GRANT

Q: Why did I receive this Information Statement?

A: Applicable laws require us to provide you with information regarding the Special Grant even though your vote is neither required nor requested in order for the Special Grant to become effective.

Q: Why am I not being asked to vote on the Special Grant?

A: The holder of shares comprising a majority of the issued and outstanding shares of voting capital stock has already approved the Special Grant pursuant to a written consent in lieu of a meeting of the consenting stockholders. Such approval, together with the approval of the Company’s Board, is sufficient under Wyoming law, and no further approval by our stockholders is required.

Q: What Actions were Approved by the Majority Stockholder?

A: Pursuant to a Written Consent the following Actions were approved by the Majority Stockholder:

•	The Majority Stockholder ratified, adopted, approved and confirmed the issuance of the Special Grant.

•

The Majority Stockholder also ratified, adopted, approved and confirmed the actions of the Board of Directors in authorizing, empowering, and directing the Company to take all such actions, to cause to be prepared and filed all such documents, to make all expenditures and to execute all instruments deemed by the officers of the Company to be necessary or desirable in carrying out and effectuating the issuance of the Special Grant and the transactions contemplated thereby.

Q: What Vote was Required to Approve the Actions?

A: The affirmative vote of the holders of a majority of the voting power of our outstanding shares of capital stock entitled to vote thereon on the Record Date was required to approve the Actions.

As of the Record Date, the Company had 7,500,686 shares of its Common Stock issued and outstanding. Each share of Common Stock entitles its holder to one vote on each matter submitted to our shareholders. As of the Record Date, the Majority Stockholder owned 4,750,277 shares of the Company’s Common Stock, representing 63.33% of the voting power of the shares of our outstanding Capital Stock. No other shareholder votes, consents or actions will be required or obtained in connection with this Information Statement or the actions, because the Majority Stockholder has consented to the actions.

Q: Will the Issuance of the Special Grant be Dilutive to Existing Holders of Common Stock?

A: The Issuance of the Special Grant to our Majority Stockholder may ultimately have a dilutive effect on the interest of the stockholders who hold shares of the Company’s Common Stock on the date, if ever, on which the Majority Shareholder exercises the option that is provided in the Special Grant.  It is necessary, however, for the condition of Special Grant to become effective before the option that is the subject of the Special Grant can become exercisable.  In other words, the Company must complete a reverse stock split and the Majority Shareholder must make the required donation of a portion of his shares to charity before the option can be exercised.  Further, the nature and scope of any dilution is dependent in part on the number of shares that are issued and outstanding prior to the exercise of the option.  Finally, to mitigate any dilution to the voting power of the shares of Common Stock outstanding other than shares issuable to the Majority Shareholder following his exercise of the option, provisions were added to the option to limit the total aggregate voting power of the Majority Shareholder notwithstanding his exercise of the option:

Voting Limitation. The intention of this grant is to provide to the Grantee certain rights and benefits lost by Grantee as a consequence of Grantee’s actions to benefit the Company at Grantee’s expense in connection with the Company’s October 2023 reverse stock split.  There is no intention to otherwise impair the voting rights of existing shareholders.  Accordingly, Grantee agrees that, notwithstanding Grantee’s voting rights and the maximum percentage vote afforded to Grantee as a consequence of Grantee’s exercise of the Option, Grantee’s maximum percentage vote upon the exercise of the Option, following the next succeeding reverse stock split, shall in no event exceed the maximum percentage vote that Grantee enjoyed relative to all other shareholders immediately prior to the award of this Option, which is clarified to be 63.33%; any unused balance of Grantee’s voting rights, in the case of any vote following exercise of the Option, will be deemed as having been voted in proportion to the vote of the voting shares. This limitation shall not apply to limit rights secured, received or obtained by the Grantee as a consequence of any transactions effected subsequent to the grant of this Option.

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 See “Possible Effects of the Special Grant—Dilution” for additional information.

Q. Who is Entitled to Notice?

A: Each holder of record of outstanding shares of our Common Stock on the Record Date is entitled to notice of the actions to be taken pursuant to the Written Consent. The Record Date was established as of September 10, 2024.

Q. What do I need to do now?

A: Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q: How may I communicate with the Board?

A: You may send correspondence to ShiftPixy, Inc., Attn: Legal Department, 4101 NW 25th Street, Miami, FL 33142. The Legal Department will submit your correspondence to the Board or the appropriate director, as applicable.

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POSSIBLE EFFECTS OF THE SPECIAL GRANT

Effect on Trading Price

The Special Grant may have a positive or negative effect on the trading price of Common Stock.  The Special Grant is conditional upon the Company’s completing a reverse stock split and also upon the Grantee’s effecting a donation of a portion of his currently held shares of Common Stock, which conditions may never come into effect.  If the Company does complete the reverse stock split, and the Majority Shareholder as Grantee does effect the subject chariable donation, then in such event, the Majority Shareholder could exercise the option provided via the Special Grant, which would entitle the Majority Shareholder to shares of the Company’s Preferred Class A Stock, which would then be convertible to shares of the Company’s Common Stock on a one-for-one basis. The result, in such instance, would be to benefit the Majority Shareholder with the award of shares of our Common Stock immediately following the Majority Shareholder’s actions to exercise the option and to convert the subject shares of Preferred Class A stock to shares of the Company’s Common Stock.  The shares issued to the Majority Shareholder upon the effectiveness of the exercise of the option that is included in the Special Grant would be restricted stock and subject to the limitations described in the terms detailing the Special Grant. We believe that such additional shares will improve our market capitalization, which will enable us to secure ongoing financing.  However, the issuance of such additional shares will have a material dilutive effect on shareholders who are hold our shares of Common Stock at the time of the Majority Shareholder’s exercise of the Option.  See “Dilution” below.  Because of these considerations, the trading price of our Common Stock could be affected.

Dilution

As noted above, if the Company implements a future reverse stock split, then in such event, the Majority Shareholder could exercise the option provided via the Special Grant, which would entitle the Majority Shareholder to 5,302,277 shares of the Company’s Preferred Class A Stock, which would then be convertible to shares of the Company’s Common Stock on a one-for-one basis.  The nature and scope of any dilution is dependent in part on the number of shares that are issued and outstanding prior to the exercise of the option by the Majority Shareholder.  In order to mitigate any dilution to the voting power of the shares of Common Stock outstanding (other than shares issuable to the Majority Shareholder following his exercise of the option), provisions were added to the option to limit the total aggregate voting power of the Majority Shareholder notwithstanding his exercise of the option:

Voting Limitation. The intention of this grant is to provide to the Grantee certain rights and benefits lost by Grantee as a consequence of Grantee’s actions to benefit the Company at Grantee’s expense in connection with the Company’s October 2023 reverse stock split.  There is no intention to otherwise impair the voting rights of existing shareholders.  Accordingly, Grantee agrees that, notwithstanding Grantee’s voting rights and the maximum percentage vote afforded to Grantee as a consequence of Grantee’s exercise of the Option, Grantee’s maximum percentage vote upon the exercise of the Option, following the next succeeding reverse stock split, shall in no event exceed the maximum percentage vote that Grantee enjoyed relative to all other shareholders immediately prior to the award of this Option, which is clarified to be 63.33%; any unused balance of Grantee’s voting rights, in the case of any vote following exercise of the Option, will be deemed as having been voted in proportion to the vote of the voting shares.  This limitation shall not apply to limit rights secured, received or obtained by the Grantee as a consequence of any transactions effected subsequent to the grant of this Option.

An additional consideration, in this regard, is the fact that the shares issued to the Majority Shareholder upon his exercise of the option provided via the Special Grant would be restricted stock and subject to the limitations described in the terms detailing the Special Grant.  Thus, such shares of stock will not be tradable for a period of time as described in the terms detailing the Special Grant.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 10, 2024 (the “Record Date”) for (a) our executive officers, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group, and (d) each shareholder known by us to own beneficially more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of September 10, 2024, pursuant to the exercise of options to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these shareholders. Percentage of ownership is based on 7,500,686 shares of common stock outstanding on September 10, 2024.

Executive Officers and Directors	Number of Shares Beneficially Owned	Beneficial Ownership Percentage
Scott W. Absher, CEO and Chairman	4,750,277	63.33%
Patrice H. Launay, CFO	-	*
Whitney J. White, Director	1	*
Christopher Sebes, Director	-	*
Martin Scott, Director	-	*
All Executive Officers and Directors as a Group (5 persons)	4,750,278	63.33%

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INTERESTS OF CERTAIN PERSONS

No directors or officers of the Company purchased any shares in the transactions described in this Information Statement.  However, as noted within this Information Statement, our Majority Stockholder will be a beneficiary of the Special Grant, and in the event the option provided by the Special Grant is exercised, if ever, the Majority Shareholder will be issued 5,302,277 shares of the Company’s Preferred Class A Stock, which would be convertible to shares of the Company’s Common Stock on a one-for-one basis.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement. We incorporate by reference the following filings (except for information therein furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act):

●	Our Annual Report on Form 10-K for our fiscal year ended August 31, 2023, filed with the SEC on December 14, 2023;

●

Our Quarterly Report on Form 10-Q for the period ended May 31, 2024, filed with the SEC on July 2, 2024, our Quarterly Report on Form 10-Q for the period ended February 28, 2024, filed with the SEC on April 19, 2024, and our Quarterly Report for the period ended November 30, 2023, filed with the SEC on January 22, 2024;

●

our Current Reports on Form 8-K filed with the SEC on August 29, 2024, August 27, 2024, August 14, 2024, April 24, 2024, April 2, 2024, March 29, 2024;  March 26, 2024, March 21, 2024, March 11, 2024, March 7, 2024, February 26, 2024, as the same was amended by Form 8-K/A, filed on June 27, 2024; and April 2, 2024,

●	Our definitive proxy statement on Schedule 14A filed on July 29, 2024 and January 19, 2024, as amended on January 19, 2024 and on January 22, 2024;

●	Our preliminary proxy statement on Schedule 14A filed on September 13, 2024; Our preliminary proxy statement on Schedule 14C filed on September 9, 2024

●	The description of our common stock contained in our Registration Statement on Form 8-A, registering our common stock under Section 12(b) under the Exchange Act, filed with the SEC on June 28, 2017.

●

The description of our common stock contained in our Registration Statement on Form S-1, filed with the SEC on June 28, 2024, amended on July 30, 2024 (Amendment #1), amended on August 20, 2024 (Amendment #2)

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

All of our filings including ShiftPixy’s filings with the SEC may be found at the SEC’s EDGAR database at www.sec.gov or on our website at www.shiftpixy.com.

Upon written request, we will furnish without charge to record and beneficial holders of our common stock a copy of any and all of the documents referred to in this Information Statement. These documents will be provided by first class mail. Please make your request to the address or phone number set forth herein.

Only one information statement is being delivered to stockholders sharing an address unless contrary instructions have been received from one or more of those stockholders. We will promptly deliver separate copies to a household of any stockholder who did not receive an individual copy and who requests a copy.

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FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations, and releases) representing our expectations or beliefs regarding us. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

CONTACT INFORMATION

All inquiries regarding us should be addressed to our principal executive offices:

SHIFTPIXY, INC.

4101  NW 25th Street

Miami, FL 33142

888-798-9100

By Order of the Board of Directors,
September 19, 2024
/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer and Chairman

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Annex A

Conditional Option for Shares of Preferred Class A Stock

This Conditional Option for Shares of the Company’s Preferred Class A Stock is hereby granted by ShiftPixy, Inc., a Wyoming corporation (the “Company” or “ShiftPixy”), to Scott W. Absher (“Mr. Absher” or “Grantee”) on this 6h day of September 2024.

Recitals

Whereas to enable the Company to complete a necessary reverse stock split that became effective on Nasdaq on October 16, 2023, which action collaterally enabled the Company to (a) receive from Nasdaq a notice of the Company’s compliance with Nasdaq’s minimum bid price continued listing requirement and (b) receive much needed financing, Mr. Absher completed a donation of 8,608,125 of his shares of the Company’s common stock, par value $0.0001 (“Common Stock”) to a number of public charitable organizations, including Ronald McDonald House Charities, Inc., Samaritan's Purse, World Vision, Unbound, The Salvation Army, Compassion International, Inc., Hadassah, Medical Teams International, National Center for Missing & Exploited Children, and International Justice Mission;

Whereas Mr. Absher’s donation effectively amounted to a contribution of 70.69% of the market capitalization of the Company at the time of the donation, considering 12,177,191 shares issued and outstanding prior to the reverse stock split; and

Whereas, in view of the above, and the Company’s current market capitalization as well as other matters regarding the Company and its needs, the market, and other applicable considerations, the Company has elected to grant to Mr. Absher an option exercisable for 5,302,277 shares of the Company’s Preferred Class A Stock (the “Option”), subject to the terms and conditions as detailed hereinbelow.

Terms and Conditions

 Now, therefore, in consideration of the above recitals and other good and valuable consideration the receipt of which is hereby acknowledged as acceptable by the parties hereto, the parties agree as follows:

 1. Grant of Option. The Company does hereby grant to Mr. Absher the Option. The Option and the underlying shares of Preferred Class A Stock under which the option is convertible into shall (a) not be affected by any reverse stock splits of the shares of the Company’s Common Stock that occur following the date hereof, and (b) be proportionately adjusted for any forward stock splits of the shares of the Company’s Common Stock that occur following the date hereof.

 2. Conditions of Exercise. The Option is exercisable (a) only following the next succeeding reverse stock split, if any, of the Company’s shares of Common Stock, (b) only one time, and (c) by submission of the attached Notice of Exercise and tender to the Company by the Grantee of the par value per share applicable to each of the shares of the Company’s Preferred Class A Stock for which the Option has been exercised.

 3. Representations, Warranties and Covenants. Mr. Absher agrees that by accepting the Option and any shares upon any exercise of the Option hereunder, and any shares upon conversion thereafter (collectively, the “Option Shares”), and as a material inducement to the Company's issuance thereof, he, as Grantee, will be deemed to have reconfirmed the following warranties, representations and/or covenants to the Company, and will, if requested by the Company, execute a certificate at the time of issuance to such effect:

(a) The Grantee understands that the Option and any Option Shares that may be acquired hereunder will be issued to the Grantee in reliance upon, among other things, the Grantee's understanding that the Option and the Option Shares will not have been registered under the Securities Act of 1933, as amended (the “Act”), and are being issued under an exemption from registration provided by Section 4(2) of the Act.

(b) The Option and any Option Shares that may be acquired hereunder are being acquired by the Grantee solely for the Grantee's own account, for investment purposes only, and will not be purchased with a view to, or in connection with, any resale, distribution, subdivision or fractionalization thereof. The Grantee has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Option or the Option Shares or which would guarantee the Grantee any profit or against any loss with respect to such Option or Option Shares. The Grantee has no plans to enter into any such agreement or arrangements, and, consequently, understands that the Grantee must bear the economic risk of the investment for an indefinite period of time because the Option Shares cannot be resold or otherwise transferred unless they are subsequently registered under the Act or an exemption from such registration is available.

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(c) The Grantee understands that no federal or state agency has passed on or made any recommendation or endorsement of the Option or Option Shares.

(d) The Grantee understands that the acquisition and disposition of the Option granted hereunder may have tax consequences under applicable law, and Grantee accordingly agrees to take action in connection with the Option after consulting with Grantee’s tax advisor or knowingly waiving such consultation.

(e) The Grantee has such knowledge and experience in financial and business affairs that the Grantee is capable of evaluating the merits and risks involved in acquiring the Option or the Option Shares and of making an informed business decision. The Grantee has had access to such information relating to the Company and has had sufficient opportunity to ask such questions relating to the Company, and consulted with such independent advisors, as the Grantee has deemed necessary in making the Grantee's investment decision. The Grantee is able to bear the economic risk involved in acquiring the Option Shares, to hold the Option Shares for an indefinite period of time and to afford a complete loss of the Grantee's investment therein.

(f) The Grantee acknowledges that each certificate or book entry representing Option Shares which the Grantee may acquire hereunder, if the same have not theretofore been registered under the Act, shall bear substantially the following legend:

“The shares evidenced by this certificate have been acquired for investment and have not been registered tinder the Securities Act of 1933, as amended (the “Act”), and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until registered under the Act, or, unless, in the opinion of counsel to the Grantor and Grantee, such offer, sale, transfer, pledge or hypothecation is exempt from registration or is otherwise in compliance with the Act.”

4. Voting Limitation. The intention of this grant is to provide to the Grantee certain rights and benefits lost by Grantee as a consequence of Grantee’s actions to benefit the Company at Grantee’s expense in connection with the Company’s October 2023 reverse stock split. There is no intention to otherwise impair the voting rights of existing shareholders. Accordingly, Grantee agrees that, notwithstanding Grantee’s voting rights and the maximum percentage vote afforded to Grantee as a consequence of Grantee’s exercise of the Option, Grantee’s maximum percentage vote upon the exercise of the Option shall in no event exceed the maximum percentage vote that Grantee enjoyed relative to all other shareholders immediately prior to the implementation of the next succeeding reverse stock split, if any, of the Company’s shares of Common Stock, which is clarified to be 63.33%; without giving effect to any forfeitures or donations of shares effected by Majority Shareholder in connection with such reverse stock split; any unused balance of Grantee’s voting rights, in the case of any vote following exercise of the Option, will be deemed as having been voted in proportion to the vote of the voting shares.

5. Entire Agreement. This Instrument (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Instrument may not be changed, modified, altered or amended, except by a writing signed by all parties hereto.

6. Counterparts. This Instrument may be executed in one or more counterparts, each bearing the signature(s) of one or more parties. Each counterpart shall be considered an original and all of the counterparts shall constitute a single agreement binding all the parties as if all had signed a single document. For purposes of executing this Agreement, a document signed and transmitted by electronic means (such as in PDF format via e-mail or via facsimile machine) is to be treated as an original document. The signature of any party thereon, whether manually or digitally affixed, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.

7. Successors and Assigns. This Instrument will be binding upon and inure to the benefit of each of the parties and their respective heirs, executors, administrators, successors and assigns.

8. Governing Law and Jurisdiction. This Instrument has been made, accepted and executed in the State of Florida. THIS INSTRUMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCEPT THAT THE LAWS OF WYOMING, IF DIFFERENT, SHALL GOVERN THE ISSUANCE OF THE COMPANY’S SECURITIES. The parties consent to the exclusive jurisdiction of any state or federal court in Florida.

9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE PARTIES ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

(EXECUTION PAGE FOLLOWS)

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IN WITNESS WHEREOF the parties hereto have executed this Instrument as of the date indicated hereinabove.

ShiftPixy, Inc.		Scott W. Absher

By:		By:
Name:	Patrice Launay	Name:	Scott Absher
Title:	Chief Financial Officer	Title:	Chief Executive Officer

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Notice of Exercise

Pursuant to the terms and conditions of the Conditional Option for Shares of Preferred Class A Stock(the “Option Instrument”), as executed by and between ShiftPixy, Inc. (the “Company”), and Scott W. Absher on the 6th day of September, 2024, the undersigned does hereby exercise his Option to acquire _____________________ shares of ShiftPixy, Inc.’s Preferred Class A Stock and accordingly tenders to the Company herewith the sum of $________________, representing payment of the par value per share of $0.0001 applicable to the shares so acquired hereunder, and he further reconfirms the warranties, representations and/or covenants to the Company as set forth in Section 3 of the Option Instrument.

_________________________________

Scott W. Absher

Date: ____________________________

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